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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT


Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):    September 22, 2003


                              JLG INDUSTRIES, INC.
             (Exact name of registrant as specified in its charter)

                         Commission file number: 0-12123

                 PENNSYLVANIA                              25-1199382
       (State or other jurisdiction of                  (I.R.S. Employer
        incorporation or organization)                 Identification No.)

                1 JLG DRIVE,
             MCCONNELLSBURG, PA                             17233-9533

       (Address of principal executive                      (Zip Code)
                 offices)


               Registrant's telephone number, including area code:
                                 (7l7) 485-5161


                                 Not Applicable
          (Former name or former address, if changed since last report)






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Item 5.   Other Events.

               The following consists of the Company's press release dated September 22, 2003 concerning fiscal 2003 financial results filed as
          Exhibit 99.1 to this report and incorporated by reference herein.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

          (c) Exhibits.

              99.1 Press release of JLG Industries, Inc. issued on September 22, 2003.

Item 12.  Results of Operations and Financial Condition.

               The attached Consolidated Selected Supplemental Information and Reconciliation of Non-GAAP Measures to GAAP are furnished under Form 8-K Item 12 (Results of Operations and Financial Condition). The information is not filed for purposes of the Securities Exchange Act of 1934 and is not deemed incorporated by reference by any general statements incorporating by reference this report or future filings into any filings under the Securities Act of 1933 or the Securities Act of 1934, except to the extent the Company specifically incorporates the information by reference.















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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       JLG INDUSTRIES, INC.
                                       (Registrant)





Date: September 22, 2003               /s/ James H. Woodward, Jr.
                                      ------------------------------------------
                                        James H. Woodward, Jr.
                                        Executive Vice President and
                                        Chief Financial Officer




























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                                  EXHIBIT INDEX



Exhibit No.       Description
-----------       -----------

99.1              Press release of JLG Industries, Inc. issued on September 22,
                  2003.




























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